                                                                      EXHIBIT 99



                   UNION PACIFIC REPORTS FIRST QUARTER RESULTS

FOR IMMEDIATE RELEASE:

         OMAHA, NEB., APRIL 24, 2003 - Union Pacific Corporation (NYSE: UNP) today reported $.60 per diluted share in first quarter 2003 income before the cumulative effect of a change in accounting principle related to the adoption of FAS No. 143, "Accounting for Asset Retirement Obligations." Net income was $1.67 per diluted share, or $429 million, including the $274 million after-tax cumulative effect adjustment. This compares to net income of $.86 per diluted share, or $222 million, in 2002.

         "The high cost of fuel was the main driver behind our shortfall in earnings this quarter," said Dick Davidson, chairman and chief executive officer. "Diesel fuel was up more than $.39 a gallon versus year-ago levels, costing us nearly $.30 per share. We also incurred a one-time expense for severance payments and March storms reduced coal revenues. Moving beyond fuel and weather, our operations are running smoothly and we are well positioned for future growth."

FIRST QUARTER HIGHLIGHTS

         Union Pacific Corporation, excluding Overnite Corporation, reported operating income of $368 million compared to $489 million for the same period in 2002.

o    Operating Revenue was $2.7 billion, a first quarter record

                                    -m o r e-

o    Average Commodity Revenue Per Car was at an all-time best of $1,188 per car

o Employee Productivity (gross ton-miles/employee) increased 3 percent for a first quarter record

FIRST QUARTER RAILROAD COMMODITY REVENUE SUMMARY VERSUS 2002

o    Industrial Products revenue was up 8 percent

o    Automotive revenue was up 7 percent

o    Intermodal and Chemicals were both up 2 percent

o    Agricultural was up 1 percent

o    Energy was down 4 percent

         "I am encouraged by the revenue performance of our business groups especially in this difficult business environment. We achieved carload growth in four of the six business groups and revenue growth in five of the six. Our Industrial Products, Automotive and Intermodal teams each had record first quarter revenues," Davidson said.

OVERNITE CORPORATION OPERATING INCOME UP 20 PERCENT

         Overnite Corporation reported a strong performance in the first quarter, with operating income of $12.6 million, compared with $10.5 million in 2002, an increase of 20 percent. Operating revenue increased 10 percent to an all-time best $341.2 million from $308.8 million last year. Overnite's operating ratio decreased 0.3 percentage points to 96.3 percent compared to 2002's ratio of 96.6 percent.

         "Overnite certainly had a strong quarter," said Davidson. "As Overnite continues to provide customers with consistent, on-time service, both freight volumes and operating income have grown."


                                    -m o r e-

LOOKING FORWARD

         "Looking ahead, we are focused on our yield strategy, our quality programs and our operational experience to make us a stronger company and position us to take advantage of the opportunities ahead," Davidson said.

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation's trucking operations include Overnite Corporation, which owns less-than-truckload carriers Overnite Transportation and Motor Cargo.

         Supplemental financial information is attached.

         ADDITIONAL INFORMATION IS AVAILABLE AT OUR WEBSITE: www.up.com. OUR CONTACT FOR INVESTORS IS JENNIFER HAMANN AT (402) 271-4227. OUR MEDIA CONTACT IS JOHN BROMLEY AT (402) 271-3475.

                                    -m o r e-

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, statements regarding: expectations as to operational improvements; expectations as to cost savings, revenue growth and earnings; the time by which certain objectives will be achieved; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; and statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation's and its subsidiaries' business, financial and operational results, and future economic performance, statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts.

         Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

         Important factors that could affect the Corporation's and its subsidiaries' future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives; industry competition, conditions, performance and consolidation; legislative and regulatory developments, including possible enactment of initiatives to re-regulate the rail business; natural events such as severe weather, fire, floods and earthquakes; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto; war or risk of war; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes.

         Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME
                       For the Three Months Ended March 31
                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)



                                                           2003          2002                  Pct Chg
                                                       -----------    -----------              -------
OPERATING REVENUES                                     $     3,077    $     2,971              +   4
Operating Expenses                                           2,696          2,472              +   9
                                                       -----------    -----------

OPERATING INCOME                                               381            499              -  24
Other Income - Net                                              13             21              -  38
Interest Expense                                              (151)          (163)             -   7
                                                       -----------    -----------

INCOME BEFORE INCOME TAXES                                     243            357              -  32
Income Tax Expense                                             (88)          (135)             -  35
                                                       -----------    -----------

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE           155            222              -  30
Cumulative Effect of Accounting Change a)                      274             --                  F
                                                       -----------    -----------

NET INCOME                                             $       429    $       222              +  93
                                                       ===========    ===========

BASIC EARNINGS PER SHARE:
Income Before Cumulative Effect of Accounting Change   $      0.61    $      0.89              -  31
Cumulative Effect of Accounting Change                        1.08             --                  F
                                                       -----------    -----------
Net Income                                             $      1.69    $      0.89              +  90
                                                       ===========    ===========

DILUTED EARNINGS PER SHARE: b)
Income Before Cumulative Effect of Accounting Change   $      0.60    $      0.86              -  30
Cumulative Effect of Accounting Change c)                     1.07             --                  F
                                                       -----------    -----------
Net Income                                             $      1.67    $      0.86              +  94
                                                       ===========    ===========

Average Basic Shares Outstanding (MM)                        253.4          251.0

Average Diluted Shares Outstanding (MM)                      256.2          276.2

a) Cumulative effect of accounting change relates to the adoption of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations", and is presented net of $167 million tax.

b) Excludes the dilutive effect of 21.8 million shares related to the Convertible Preferred Securities (CPS).

c) Including the CPS, diluted earnings per share for the Cumulative Effect of Accounting Change would have been $0.99.



April 24, 2003                        (1)

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                       For the Three Months Ended March 31

                                   (Unaudited)



                              2003         2002                Pct Chg
                           ----------   ----------             -------
COMMODITY REVENUE (000):
Agricultural               $  373,007   $  368,757               +1
Automotive                    302,133      282,504               +7
Chemicals                     394,239      385,168               +2
Energy                        561,395      582,213               -4
Industrial Products           509,554      473,717               +8
Intermodal                    466,593      455,216               +2
                           ----------   ----------
  Total                    $2,606,921   $2,547,575               +2
                           ==========   ==========


REVENUE CARLOADS:
Agricultural                  214,221      216,732               -1
Automotive                    206,662      193,187               +7
Chemicals                     219,453      217,449               +1
Energy                        521,029      545,230               -4
Industrial Products           340,047      324,229               +5
Intermodal                    692,509      681,169               +2
                           ----------   ----------
  Total                     2,193,921    2,177,996               +1
                           ==========   ==========


AVERAGE REVENUE PER CAR:
Agricultural               $    1,741   $    1,701               +2
Automotive                      1,462        1,462               --
Chemicals                       1,796        1,771               +1
Energy                          1,077        1,068               +1
Industrial Products             1,498        1,461               +3
Intermodal                        674          668               +1
                           ----------   ----------
  Total                    $    1,188   $    1,170               +2
                           ==========   ==========



April 24, 2003                        (2)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                       For the Three Months Ended March 31

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)



                                          2003                 2002                      Pct Chg
                                      ------------         ------------                 ----------
OPERATING REVENUES                    $      2,736         $      2,662                 +      3

OPERATING EXPENSES
Salaries and Benefits                          964                  913                 +      6
Rent Expense                                   310                  315                 -      2
Depreciation                                   275                  284                 -      3
Fuel and Utilities                             352                  225                 +     56
Materials and Supplies                         103                  121                 -     15
Purchased Services and Other                   364                  315                 +     16
                                      ------------         ------------
     Total                                   2,368                2,173                 +      9
                                      ------------         ------------

OPERATING INCOME                      $        368         $        489                 -     25
                                      ============         ============

OPERATING STATISTICS:
Revenue Carloads (Thousands)                 2,194                2,178                 +      1
Revenue Ton-Miles (Billions)                 126.4                127.0                 -      1
Gross Ton-Miles (Billions)                   241.3                240.0                 +      1
Rev/RTM (Commodity Revenue Based)            2.063(cents)         2.005(cents)          +      3
Average Commodity Revenue Per Car     $      1,188         $      1,170                 +      2
Average Employees                           46,270               47,236                 -      2
Average Fuel Price Per Gallon         $       1.00         $       0.61                 +     64
Fuel Consumed in Gallons (MM)                  319                  321                 -      1
Fuel Consumption Rate (Gal/000 GTM)           1.32                 1.34                 -      1
Operating Margin (%)                          13.5                 18.4                 -4.9 pt.
Operating Ratio (%)                           86.5                 81.6                 +4.9 pt.



a) Excludes Overnite Corporation's operations.

April 24, 2003                        (3)

                              OVERNITE CORPORATION

                              REVIEW OF OPERATIONS

                       For the Three Months Ended March 31

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


                                          2003          2002          Pct Chg
                                       ----------   ----------       -----------

OPERATING REVENUES                     $    341.2   $    308.8         +     10

OPERATING EXPENSES
Salaries and Benefits                       207.9        192.2         +      8
Rent Expense                                 35.6         29.7         +     20
Depreciation                                 14.4         15.0         -      4
Fuel and Utilities                           22.2         15.1         +     47
Materials and Supplies                       13.4         12.2         +     10
Other                                        35.1         34.1         +      3
                                       ----------   ----------
     Total                                  328.6        298.3         +     10
                                       ----------   ----------
OPERATING INCOME                       $     12.6   $     10.5         +     20
                                       ==========   ==========

OPERATING STATISTICS:
Millions of Pounds Hauled - LTL             2,131        2,022         +      5
Millions of Pounds Hauled - Combined        2,341        2,216         +      6
Revenue/CWT - LTL                      $    14.65   $    14.02         +      4
Revenue/CWT - Combined                 $    13.88   $    13.38         +      4
Average Employees                          13,631       13,158         +      4
Average Fuel Price Per Gallon          $     1.02   $     0.64         +     60
Fuel Consumed in Gallons (000s)            16,350       15,418         +      6
Operating Margin (%)                          3.7          3.4         +0.3 pt.
Operating Ratio (%)                          96.3         96.6         -0.3 pt.

April 24, 2003                        (4)

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                   As of March 31, 2003 and December 31, 2002

                              (Dollars in Millions)

                                   (Unaudited)



                                            March 31,    December 31,
                                             2003           2002
                                          ------------   ------------
ASSETS:
      Cash and Temporary Investments      $        311   $        369
      Other Current Assets                       1,734          1,783
      Investments                                  690            699
      Properties - Net                          30,099         29,505
      Other Assets                                 653            408
                                          ------------   ------------
         Total                            $     33,487   $     32,764
                                          ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Current Portion of Long Term Debt   $        268   $        276
      Other Current Liabilities                  2,417          2,425
      Long Term Debt                             7,556          7,428
      Deferred Income Taxes                      8,712          8,478
      Other Long Term Liabilities                2,012          2,006
      Convertible Preferred Securities           1,500          1,500
      Common Shareholders' Equity               11,022         10,651
                                          ------------   ------------
         Total                            $     33,487   $     32,764
                                          ============   ============

April 24, 2003                        (5)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                       For the Three Months Ended March 31

                              (Dollars in Millions)

                                   (Unaudited)


                                                                  2003           2002
                                                              -----------    -----------
OPERATING ACTIVITIES:
       Net Income                                            $       429     $       222
       Cumulative Effect of Accounting Change a)                    (274)             --
                                                             -----------     -----------
       Income Before Cumulative Effect of Accounting Change          155             222
       Depreciation                                                  289             299
       Deferred Income Taxes                                          72              90
       Other                                                        (181)           (266)
                                                             -----------     -----------
       Cash Provided by Operating Activities                         335             345
                                                             -----------     -----------

INVESTING ACTIVITIES:
       Capital Investments                                          (424)           (359)
       Other                                                         (49)           (126)
                                                             -----------     -----------
       Cash Used in Investing Activities                            (473)           (485)
                                                             -----------     -----------

FINANCING ACTIVITIES:
       Dividends Paid                                                (58)            (50)
       Debt Repaid                                                  (207)           (301)
       Financings and Other - Net                                    345             488
                                                             -----------     -----------
       Cash Provided by Financing Activities                          80             137
                                                             -----------     -----------

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS                 $       (58)    $        (3)
                                                             ===========     ===========

FREE CASH FLOW, AFTER DIVIDENDS b)                           $      (196)    $      (190)
                                                             ===========     ===========

a) Cumulative effect of accounting change relates to the adoption of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations", and is presented net of $167 million tax.

b)  Free cash flow is considered a non-GAAP financial measure by SEC Regulation
    G. Free cash flow is defined as cash from operations, less cash used in investing activities, less dividends paid, less non-cash financing transactions (if any). We believe free cash flow is important in evaluating our financial performance and measures our ability to generate cash without incurring additional external financings. Free cash flow should be considered in addition to, rather than a substitute for, net change in cash.


April 24, 2003                        (6)